Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended July 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$8,233,375
Unrealized Gain (Loss) on Market Value of Commodity Futures	6,674,366
Dividend Income	433,606
Interest Income	318,748
ETF Transaction Fees	350
Total Income (Loss)	$15,660,445

Expenses
Management Fees	$117,856
Professional Fees	28,646
Brokerage Commissions	17,188
Directors' Fees and insurance	5,851
Total Expenses	$169,541
Net Income (Loss)	$15,490,904

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/23	$166,298,582
Withdrawals (50,000 Shares)	(2,935,155)
Net Income (Loss)	15,490,904

Net Asset Value End of Month	$178,854,331
Net Asset Value Per Share (3,050,000 Shares)	$58.64

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended July 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(78,088)
Unrealized Gain (Loss) on Market Value of Commodity Futures	8,927,363
Dividend Income	314,753
Interest Income	269,389
ETF Transaction Fees	1,050
Total Income (Loss)	$9,434,467

Expenses
Management Fees	$74,760
Professional Fees	38,290
Brokerage Commissions	283
Directors' Fees and insurance	7,306
Total Expenses	$120,639
Net Income (Loss)	$9,313,828

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/23	$130,837,434
Additions (250,000 Shares)	5,960,883
Withdrawals (50,000 Shares)	(1,161,467)
Net Income (Loss)	9,313,828

Net Asset Value End of Month	$144,950,678
Net Asset Value Per Share (5,850,000 Shares)	$24.78

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended July 31, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$8,155,287
Unrealized Gain (Loss) on Market Value of Commodity Futures	15,601,729
Dividend Income	748,359
Interest Income	588,137
ETF Transaction Fees	1,400
Total Income (Loss)	$25,094,912

Expenses
Management Fees	$192,616
Professional Fees	66,936
Brokerage Commissions	17,471
Directors' Fees and insurance	13,157
Total Expenses	$290,180
Net Income (Loss)	$24,804,732

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 7/1/23	$297,136,016
Additions (250,000 Shares)	5,960,883
Withdrawals (100,000 Shares)	(4,096,622)
Net Income (Loss)	24,804,732

Net Asset Value End of Month	$323,805,009

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended July 31, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596